CERTIFICATION PURSUANT TO 18 U.S.C. §1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-Q of Talon Real Estate Holding Corp. (the “Company”) for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MG Kaminski

MG Kaminski

Chief Executive Officer and

Chief Financial Officer

June 7, 2019